UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	IDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  On January 28, 2020, IDT Corporation (the “Registrant”) notified BDO USA, LLP (“BDO”) that the Registrant was dismissing BDO as its independent registered public accounting firm, effective immediately.  The Registrant’s Audit Committee of the Board of Directors approved the dismissal of BDO as the Registrant’s independent registered public accounting firm.

BDO’s report on the Registrant’s consolidated financial statements as of July 31, 2019 and 2018 and for the fiscal years ended July 31, 2019 and July 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended July 31, 2019 and July 31, 2018 and the subsequent interim period through January 28, 2020, there were no disagreements between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the Registrant’s financial statements for such periods.

During the fiscal years ended July 31, 2019 and July 31, 2018 and the subsequent interim period through January 28, 2020, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v), except to note, for the year ended July 31, 2019, that management identified a material weakness in the Company's internal control over financial reporting related to its controls over management review associated with non-income related taxes.

The Registrant has provided BDO with a copy of the above disclosures and is requesting that BDO furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of BDO’s letter, dated January 29, 2020, is attached as Exhibit 16.1 to this Form 8-K.

(b)  On January 28, 2020, the Registrant appointed Grant Thornton LLP (“GT”) to serve as the Registrant’s independent registered public accounting firm, and to audit the Registrant’s consolidated financial statements for its fiscal year ending July 31, 2020.  The decision to engage GT was approved by the Registrant’s Audit Committee of the Board of Directors and was made after a competitive bidding process and evaluation. During the Registrant’s two most recent fiscal years and the subsequent interim period through January 28, 2020, the Registrant did not consult GT with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

16.1	Letter from BDO USA, LLP, dated January 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Shmuel Jonas
Name:	Shmuel Jonas
Title:	Chief Executive Officer

Dated: January 30, 2020

EXHIBIT INDEX

Exhibit Number	Document
16.1	Letter from BDO USA, LLP, dated January 29, 2020.

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